FRD P1 P2 P4 10/22

SUPPLEMENT DATED OCTOBER 26, 2022

TO THE PROSPECTUSES

DATED MAY 1, 2022 OF

FRANKLIN RISING DIVIDENDS VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

The prospectuses are amended as follows:

I. The following is added as the first paragraph under “Fund Summaries – Franklin Rising Dividends VIP Fund:”

The Board of Trustees of Franklin Templeton Variable Insurance Products Trust, on behalf of the Franklin Rising Dividends VIP Fund (Fund), recently approved, subject to shareholder approval: (i) the removal of the criterion regarding the pricing of rising dividends companies, which is one of the five criteria used to identify “rising dividends” companies for purposes of the Fund’s investment policy to invest at least 65% of its net assets in securities of certain companies; (ii) modifications to two of the other criteria related to the reinvestment of earnings by and levels of debt of rising dividend companies to except utility companies from the application of such criteria; and (iii) the reclassification of the four remaining criteria as non-fundamental policies.

It is anticipated that in January 2023 shareholders of the Fund will receive a proxy statement requesting their votes on the proposals. If the proposals are approved by the Fund’s shareholders, it is expected that these changes will become effective in the first or second quarter of 2023.

The Fund reserves the right to change the above at any time.

II.  The following is added as the first paragraph under “Fund Details – Franklin Rising Dividends VIP Fund:”

The Board of Trustees of Franklin Templeton Variable Insurance Products Trust, on behalf of the Franklin Rising Dividends VIP Fund (Fund), recently approved, subject to shareholder approval: (i) the removal of the criterion regarding the pricing of rising dividends companies, which is one of the five criteria used to identify “rising dividends” companies for purposes of the Fund’s investment policy to invest at least 65% of its net assets in securities of certain companies; (ii) modifications to two of the other criteria related to the reinvestment of earnings by and levels of debt of rising dividend companies to except utility companies from the application of such criteria; and (iii) the reclassification of the four remaining criteria as non-fundamental policies.

It is anticipated that in January 2023 shareholders of the Fund will receive a proxy statement requesting their votes on the proposals. If the proposals are approved by the Fund’s shareholders, it is expected that these changes will become effective in the first or second quarter of 2023.

The Fund reserves the right to change the above at any time.

Please keep this supplement with your prospectus for future reference.